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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 15, 2004

                    CHASE CREDIT CARD MASTER TRUST (formerly
                 known as "Chemical Master Credit Card Trust I")
                         Series 1996-2 and Series 1996-3
 -------------------------------------------------------------------------------
                             (Issuer of Securities)

             JPMORGAN CHASE BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                      033-94190                   13-4994650
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


             270 Park Avenue, New York, New York                  10017
             --------------------------------------------      ------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On April 15, 2004, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-2 and Series 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                     20.1 Monthly Reports with respect to the April 15, 2004 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 19, 2004

                                           JPMorgan Chase Bank
                                           (f/k/a The Chase Manhattan Bank),
                                           as Servicer


                                           By:  /s/ Miriam K. Haimes
                                           -----------------------------------
                                           Name: Miriam K. Haimes
                                           Title: Senior Vice President




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                                           INDEX TO EXHIBITS
                                           ----------------------------

Exhibit No.                                Description
---------------                            -----------------
20.1                                       Monthly  Reports  with respect
                                           to the April 15, 2004 distribution